Exhibit 32.1
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Molycorp, Inc. (the “Company”) for the quarterly period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Mark A. Smith Mark A. Smith
President and Chief Executive Officer
September 3, 2010

/s/ James S. Allen James S. Allen
Chief Financial Officer and Treasurer
September 3, 2010